UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
November 13, 2020

SM Energy Company
(Exact name of registrant as specified in its charter)

Delaware	001-31539	41-0518430
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1775 Sherman Street, Suite 1200		80203
Denver, Colorado		(Zip Code)
(Address of principal executive offices)
Registrant's telephone number, including area code: (303) 861-8140

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	SM	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement.
On November 13, 2020, SM Energy Company, a Delaware corporation (the “Company”) entered into the Fifth Amendment (the “Fifth Amendment”) to the Sixth Amended and Restated Credit Agreement (the “Credit Agreement”) by and among the Company, Wells Fargo Bank, National Association, as Administrative Agent, and the institutions named therein as Lenders that are party thereto. Capitalized terms used but not defined herein have the meanings as ascribed to such terms in the Credit Agreement.
The Company and its lenders completed the regular, semi-annual borrowing base redetermination process, which resulted in reaffirmation of the borrowing base of $1.1 billion and aggregate lender commitments of $1.1 billion. The Fifth Amendment modifies the Credit Agreement to provide for, among other things, an extension of the date by which the Company may incur Permitted Second Lien Debt to the April 1, 2021 scheduled redetermination, provided the other conditions to the incurrence of such debt have been satisfied.
The foregoing description of the Fifth Amendment does not purport to be complete and is qualified in its entirety by reference to the Fifth Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 7.01    Regulation FD Disclosure.
In accordance with General Instruction B.2. of Form 8-K, the following information shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
On November 16, 2020, the Company issued a press release announcing (i) the results of the Credit Agreement borrowing base redetermination and the results of the Fifth Amendment, as described above, (ii) other operational and financial updates, and (iii) it will post an updated investor presentation on its website in connection with various upcoming investor meetings. Please visit www.sm-energy.com to access the new presentation materials. A copy of the press release is furnished as Exhibit 99.1 to this report and incorporated by reference herein.
Item 9.01    Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description
10.1
Fifth Amendment to Sixth Amended and Restated Credit Agreement, dated November 13, 2020, among SM Energy Company, Wells Fargo Bank, National Association, as Administrative Agent, and the Lenders party thereto

99.1	Press release of SM Energy Company dated November 16, 2020, entitled "SM Energy Announces Reaffirmation of Borrowing Base and Agreement for South Texas Well Completions"
104	Cover Page Interactive Data File (formatted as Inline XBRL and included as Exhibit 101)

SIGNATURES
Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SM ENERGY COMPANY

Date:	November 16, 2020	By:	/s/ PATRICK A. LYTLE
Patrick A. Lytle
Controller and Assistant Secretary (Principal Accounting Officer)